Exhibit 10.2

ARTICLES OF MERGER (WYOMING)

OF

FOMO WORLDWIDE, INC.

(a California corporation)

WITH AND INTO

FOMO WORLDWIDE, INC.

(a Wyoming corporation)

October ___, 2023

In accordance with all applicable statutes of the Wyoming Business Corporation Act, the undersigned, Vikram Grover, being the President of FOMO WORLDWIDE, INC., a Wyoming corporation, DOES HEREBY CERTIFY as follows:

1) The name and state of incorporation of each of the constituent corporations are FOMO WORLDWIDE, INC., a California corporation (“FOMO WORLDWIDE CA”), and FOMO WORLDWIDE, INC. (the “Company”), a Wyoming corporation;

2) An Agreement and Plan of Merger dated October 3, 2023 (the “Merger Agreement”), setting forth the terms and conditions of the merger of FOMO WORLDWIDE CA with and into the Company (the “Merger”), has been duly approved, adopted, certified, executed and acknowledged by the directors and the shareholders of the Company in the manner required by the Wyoming Business Corporation Act and the Company’s articles of incorporation.

3) The Merger Agreement and the Merger have been approved, adopted, certified, executed and acknowledged by the directors and stockholders of FOMO WORLDWIDE CA and FOMO WORLDWIDE CA in accordance with all applicable statutes of the California Business Statutes.

4) The name of the surviving corporation is FOMO WORLDWIDE, INC.;

5) The surviving corporation, FOMO WORLDWIDE, INC., will be a Wyoming corporation and its Articles of Incorporation as currently filed by FOMO WORLDWIDE CA with the Secretary of State of the State of California shall be the Articles of Incorporation of the surviving corporation;

6) The Merger Agreement is on file at the principal place of business of the surviving corporation, 831 W North Ave., Pittsburgh, PA 15233. A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of either constituent corporation;

7) This certificate shall become effective at the time it is filed with the Secretary of State of the State of Wyoming.

(signature page follows)

IN WITNESS WHEREOF, of FOMO WORLDWIDEM, INC. has caused these Articles of Merger to be executed in its name as of October ___, 2023.

FOMO	WORLDWIDE, INC.

By:	/s/ Vikram Grover
Name:	Vikram Grover
Title:	President